Exhibit 16

Amplify ETF Trust

Power of Attorney

Know All Persons By These Presents, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints Bradley H. Bailey, William Belden and John Phillips and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file on behalf of the Amplify ETF Trust one or more registration statements on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

In Witness Whereof, the undersigned trustee of the above-referenced organization has hereunto set his hand this 3rd day of July, 2023.

/s/ Christian Magoon
Christian Magoon

State of Illinois	)
) SS
County of DuPage	)

On this 3rd day of July, 2023, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“Official Seal”

/s/ Maureen T. Mihic
Notary Public, State of Illinois	Notary Public

My Commission Expires: 6/4/2024

Amplify ETF Trust

Power of Attorney

Know All Persons By These Presents, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints Bradley H. Bailey, Christian Magoon, William Belden and John Phillips and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file on behalf of the Amplify ETF Trust one or more registration statements on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

In Witness Whereof, the undersigned trustee of the above-referenced organization has hereunto set his hand this 30th day of June, 2023.

/s/ Michael DiSanto
Michael DiSanto

State of Illinois	)
) SS
County of DuPage	)

On this 30th day of June, 2023, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“Official Seal”

/s/ Grace Michalak
Notary Public, State of Illinois	Notary Public

My Commission Expires: 5/25/26

Amplify ETF Trust

Power of Attorney

Know All Persons By These Presents, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints Bradley H. Bailey, Christian Magoon, William Belden and John Phillips and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file on behalf of the Amplify ETF Trust one or more registration statements on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

In Witness Whereof, the undersigned trustee of the above-referenced organization has hereunto set his hand this 3rd day of July, 2023.

/s/ Rick Powers
Rick Powers

State of Tennessee	)
) SS
County of Hamilton	)

On this 3rd day of July, 2023, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“Official Seal”

/s/ Teresa L. Brown
Notary Public, State of Tennessee	Notary Public

My Commission Expires: 9/21/24

Amplify ETF Trust

Power of Attorney

Know All Persons By These Presents, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints Bradley H. Bailey, Christian Magoon, William Belden and John Phillips and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file on behalf of the Amplify ETF Trust one or more registration statements on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

In Witness Whereof, the undersigned trustee of the above-referenced organization has hereunto set his hand this 1st day of July, 2023.

/s/ Mark Tucker
Mark Tucker

State of Colorado	)
) SS
County of Boulder	)

On this 1st day of July, 2023, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“Official Seal”

/s/ Ayleen Hernandez
Notary Public, State of Colorado	Notary Public

My Commission Expires: 9/11/2024